                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 31, 2003
                        ---------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                               WinWin Gaming, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                2804 Whispering Wind Drive, Las Vegas, NV 89117
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

                                  702-233-4138
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)

   Delaware                       000-21566                   84-1219819
---------------                  ------------              -------------------
(State or other                  (Commission                (I.R.S. Employer
jurisdiction of                  File Number)              Identification No.)
 incorporation)

Item 2.  Acquisition or Disposition of Assets

         This Amendment to the Form 8-K Current Report dated March 31, 2003,of WinWin Gaming, Inc. is filed to include the audited financial statements of WinWin, Inc. as of December 31, 2002, and the pro forma consolidated financial statements of WinWin Gaming, Inc as of December 31, 2002.

Item 7.  Financial Statements and Exhibits

         (a)      Financial statements

                  1.       Financial statements of WinWin, Inc. as of December
                           31, 2002

                  2. Pro forma consolidated financial statements of WinWin Gaming, Inc. as of December 31, 2002

         (b)      Exhibits

                  None

                                      Smith
                                        &
                                     Company

           A Professional Corporation of Certified Public Accountants

                          INDEPENDENT AUDITOR'S REPORT

Board of Directors
WinWin, Inc.

We have audited the accompanying balance sheet of WinWin, Inc. (a Nevada development stage corporation) as of December 31, 2002, and the related statements of operations, changes in stockholders' deficit, and cash flows for the period from May 10, 2002 (date of inception) to December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of WinWin, Inc. as of December 31, 2002, and the results of its operations, changes in stockholders' deficit, and cash flows for the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 5 to the financial statements, the Company has cash flow constraints and an accumulated deficit, and suffered losses from operations. These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 5. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                                    CERTIFIED PUBLIC ACCOUNTANTS
Salt Lake City, Utah
June 12, 2003

          10 West 100 South, Suite 700o Salt Lake City, Utah 84101-1554
              Telephone: (801) 575-8297 o Facsimile: (801) 575-8306
                        E-mail: smithcocpa@earthlink.net
          Members: American Institute of Certified Public Accountants
                Utah Association of Certified Public Accountants

                                  WINWIN, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET

                                                                    December 31,
                                                                        2002
                                                                     ----------
              ASSETS
              ------
CURRENT ASSETS
         Cash in bank                                                $       0
         Stock subscription receivable                                   1,000
         Accounts receivable - employees (Note 2)                        5,475
                                                                     ----------

                  TOTAL CURRENT ASSETS                                   6,475

EQUIPMENT                                                                6,026
                                                                     ----------
                                                                     $  12,501
                                                                     ==========
           LIABILITIES & STOCKHOLDERS' DEFICIT
           -----------------------------------
CURRENT LIABILITIES
         Accounts payable                                            $  34,137
         Accrued interest payable                                        9,633
         Payable to related entity (Note 2)                            150,000
         Loans payable (Note 4)                                        300,000
                                                                     ----------

                  TOTAL CURRENT LIABILITIES                            493,770

STOCKHOLDERS' DEFICIT
         Common stock, no par value,
           1,000 authorized shares;
           1,000 issued and outstanding                                  1,000
         Accumulated deficit                                          (482,269)
                                                                     ----------

                    TOTAL STOCKHOLDERS' DEFICIT                       (481,269)
                                                                     ----------

                                                                     $  12,501
                                                                     ==========

See Accountant's Report and Notes to Financial Statements.

                                  WINWIN, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF OPERATIONS

                                                                       From
                                                                   May 10, 2002
                                                                     (Date of
                                                                   Inception) to
                                                                    December 31,
                                                                       2002
                                                                    ----------
Net sales                                                           $       0
Cost of sales                                                               0
                                                                    ----------

              GROSS PROFIT                                                  0

General & administrative expenses                                     472,465
Depreciation                                                                0
                                                                    ----------

              NET OPERATING LOSS                                     (472,465)

Other income (expenses)
         Interest expense                                              (9,804)
                                                                    ----------

              NET LOSS                                              $(482,269)
                                                                    ==========

Basic and diluted net (loss) per weighted
         average share                                              $ (482.27)
                                                                    ==========

Weighted average number of common shares
         used to compute net income per weighted
         average share                                                  1,000
                                                                    ==========

See Accountant's Report and Notes to Financial Statements.


                                                      WINWIN, INC.
                                              (A DEVELOPMENT STAGE COMPANY)
                                      STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT

                                                                                                             Deficit
                                                                            Common Stock                 Accumulated
                                                                            No Par Value                      During
                                                                                                         Development
                                                                     Shares              Amount                Stage
                                                                ------------------- ------------------  -------------
Balance at May 10, 2002 (Date of Inception)                              0           $ 1,000             $         0
         Issuance of common stock at $.01 per share
           at May 10, 2002                                           1,000           $ 1,000
         Net loss for period                                                                                (482,269)
                                                                ------------------- ------------------  -------------

Balance at December 31, 2002                                        1,000            $ 1,000             $  (482,269)
                                                                =================== ==================   ============

See Accountant's Report and Notes to Financial Statements.

                                  WINWIN, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOWS

                                                                       From
                                                                   May 10, 2002
                                                                     (Date of
                                                                   Inception) to
                                                                    December 31,
                                                                       2002
                                                                    ----------
OPERATING ACTIVITIES
         Net loss                                                    $(482,269)
         Changes in assets and liabilities:
              Accounts receivable                                       (6,475)
              Accounts payable                                          34,137
              Accrued interest payable                                   9,633
                                                                     ----------
                          NET CASH USED
                BY OPERATING ACTIVITIES                               (444,974)

INVESTING ACTIVITIES
         Purchase of equipment                                          (6,026)
                                                                     ----------
                          NET CASH USED
                BY INVESTING ACTIVITIES                                 (6,026)

FINANCING ACTIVITIES
         Sale of stock                                                   1,000
         Loans                                                         450,000
                                                                     ----------
                      NET CASH PROVIDED
                BY FINANCING ACTIVITIES                                451,000
                                                                     ----------

                   INCREASE IN CASH AND
                       CASH EQUIVALENTS                                      0

         Cash and cash equivalents at beginning
           of period                                                         0
                                                                     ----------

                CASH & CASH EQUIVALENTS
                       AT END OF PERIOD                              $       0
                                                                     ==========

SUPPLEMENTAL DISCLOSURES OF
         CASH FLOW INFORMATION
Cash paid for:
         Interest                                                    $     171
         Taxes                                                               0

See Accountant's Report and Notes to Financial Statements.

                                  WINWIN, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

NOTE 1:  SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

         WinWin, Inc., a Nevada corporation, is a lottery and gaming operations company. The Company and/or its alliance partners have been offered licenses from various governments to develop, operate, and market lotteries, land-based casinos, and internet lottery and gaming sites. The Company offers a complete "turn-key" service providing funding, equipment, training, management, and marketing, for lottery and gaming operations.

         Accounting Methods
         ------------------
         The Company recognizes income and expenses based on the accrual method of accounting.

         Dividend Policy
         ---------------
         The Company has not yet adopted any policy regarding payment of dividends in cash.

         Revenue Recognition
         -------------------
         Revenue is recognized monthly as services are invoiced.

         Cash and Cash Equivalents
         -------------------------
         The Company places its cash with high credit quality institutions. The Federal Deposit Insurance Corporation ("FDIC") insures cash accounts at each institution for up to $100,000. From time to time, the Company maintains cash balances in excess of the FDIC limit.

         Earnings per share
         ------------------
         Basic and diluted loss per share is computed by dividing net loss available to common stockholders by the weighted average number of shares outstanding during the period presented.

         Estimates
         ---------
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses during the reporting period. Estimates also affect the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

         Customer and Vendor Concentrations
         ----------------------------------
         During the reporting period the Company had no customer that accounted for more than 10% of the Company's net sales.

         Fair Value of Financial Instruments
         -----------------------------------
         Statement of Financial Accounting Standards No. 107 ("SFAS 107"), "Disclosures about Fair Value of Financial Instruments", requires the disclosure of the fair value, if reasonably obtainable, of the Company's financial instruments. The Company's financial instruments consist of accounts payable and accrued expenses, notes payable, and notes payable to related parties. Management has determined that the fair values of the Company's financial instruments approximate their carrying values.

                                  WINWIN, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002

NOTE 1:  SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES (CONTINUED)

         Depreciation
         ------------
         Depreciation on equipment is calculated on the straight-line method over the estimated useful lives of the assets of 3-7 years. Due to the short time the assets were in use, no depreciation has been recognized for the period ended December 31, 2002.

         Income Taxes
         ------------
         The Company records the income tax effect of transactions in the same year that the transactions enter into the determination of income, regardless of when the transactions are recognized for tax purposes. Tax credits are recorded in the year realized.

         The Company has adopted Statement of Financial Accounting Standards No. 109, ACCOUNTING FOR INCOME TAXES, which requires deferred tax balances to be adjusted to reflect the tax rates in effect when those amounts are expected to become payable or refundable.

NOTE 2:  RELATED PARTY TRANSACTIONS

         On December 31, 2002, the Company borrowed $150,000 from WinWin Gaming, Inc. The officers of the Company are also the officers of WinWin Gaming, Inc. The loan was made in anticipation of a business combination between the two companies.

         At December 31, 2002, the Company had advanced $5,475 to various employees for travel expenses which were not incurred until 2003.

NOTE 3:  INCOME TAXES

         No income tax expense (benefit) was recognized for the period ended December 31, 2002. Such amounts differ from the amounts computed by applying the United States Federal income tax rate of 34% to loss before income taxes as a result of the following:

                                                                         2002
                                                                      ----------
         Computed "expected" tax benefit                              $(163,971)
         Decrease (increase) in income tax benefit resulting from:
               Change in valuation allowance for deferred federal,
                 state, and local income tax assets                     163,971
                 State income taxes and other, net                            0
                                                                      ----------

                                                                      $       0
                                                                      ==========

         The tax effects of temporary differences that give rise to a substantial portion of the deferred income tax assets are presented below:

                                                                         2002
                                                                      ----------
         Net operating loss carryforwards                             $ 482,269
                                                                      ----------

                   Total gross deferred tax assets                      482,269
                   Less valuation allowance                            (482,269)
                                                                      ----------

                   Net deferred tax assets                            $       0
                                                                      ==========

                                  WINWIN, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002

NOTE 3:  INCOME TAXES (CONTINUED)

         During the period ended December 31, 2002, the Company made no Federal income tax payments.

         At December 31, 2002, the Company had approximately $480,000 available in net operating loss carryforwards for income tax purposes. These carryforwards expire in 2017. Due to the uncertainty about the Company's long-term ability to continue as a going concern, and the business combination described in Note 5, it is uncertain if the Company will be able to recognize any benefit from those carryforwards.

NOTE 4:  LOANS PAYABLE

         During 2002, the Company issued to certain investors, 12% convertible notes payable due six months after executing the agreements. The notes are convertible into shares of common stock at $.50 per share. The balance outstanding at December 31, 2002 was $300,000.

NOTE 5:  SUBSEQUENT EVENTS/GOING CONCERN CONSIDERATIONS

         The financial statements are presented on the basis that the Company is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business over a reasonable length of time. At December 31, 2002, the Company has a deficit in working capital of $478,662, and an accumulated deficit of $472,636. The business combination described below does not remove the doubt about the Company's ability to continue as a going concern.

         Effective March 31, 2003, the Company entered into a business combination with WinWin Acquisition Corp., a wholly-owned subsidiary of WinWin Gaming, Inc. ("Gaming"), by exchanging 100% of its outstanding common stock for 18,522,853 shares of WinWin Gaming, Inc. common stock, and the former shareholders of WinWin, Inc. received a $5,000,000 senior secured 10% debenture due December 31, 2007 from WinWin Gaming, Inc.

         The debenture is convertible into Common Stock at the rate 100% of the average closing price of the Company's Common Stock for the 20 trading days prior to conversion, but in no event to exceed 100,000 shares. A holder of the secured debenture must give the Company at least 90 days prior notice prior to any conversion.

         The due date of the senior secured debenture may be accelerated upon an Event of Default. An "Event of Default" occurs if (a) Gaming does not make the payment of the principal of this Debenture when the same becomes due and payable at maturity, upon redemption or otherwise, (b) Gaming does not make a payment, other than a payment of principal, for a period of five (5) business days thereafter, (c) any of Gaming's representations or warranties contained in the Debenture or in the related Security Agreement were false when made or Gaming fails to comply with any of its other agreements in the Debenture and such failure continues for the period and after the notice specified below,
         (d) Gaming shall have its Common Stock suspended or delisted from any exchange or the over-the-counter market from trading for in excess of five (5) consecutive trading days, (e) the Company or Gaming, pursuant to or within the meaning of any Bankruptcy law: (i) commences a voluntary case; (ii) consents to the entry of an order for relief against it in an involuntary case; (iii) consents to the appointment of a custodian for it or for all or substantially all of its property or

                                  WINWIN, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002

NOTE 5:  SUBSEQUENT EVENTS/GOING CONCERN CONSIDERATIONS (CONTINUED)

         (iv) makes a general assignment for the benefit of its creditors or (v) a court of competent jurisdiction enters an order or decree under any Bankruptcy law that: (A) is for relief against Gaming in an involuntary case; (B) appoints a custodian of Gaming or for all or substantially all of its property or (C) orders the liquidation of Gaming, and the order or decree remains unstayed and in effect for 60 days, (f) Gaming's Common Stock is no longer listed on any recognized exchange including electronic over-the-counter bulletin board, or (g) any creditor of Gaming or any of its subsidiaries or affiliates existing prior to the date of the debenture, seeks to attach the capital stock of Gaming which is part of the collateral that secures performance of the Debenture, or the capital stock of WinWin Acquisition Corp., which is also a part of the collateral that secures performance of this Debenture, or any of their respective assets, and the holder determines that there is a reasonable likelihood that such creditor will be successful. In the event of an Event of Default, the holders of the Debenture can foreclose on all of the capital stock of WinWin Acquisition Corp. and the Company, essentially reversing the acquisition.

         The shareholders of the Company required, as a condition to renegotiating the sale of the Company to WinWin Acquisition Corp., that Gaming convert all presently outstanding preferred stock into common stock. Accordingly, as of April 1, 2003, Gaming reached an agreement with the holders of its Series B Preferred Stock whereby they exchanged 1,350,000 shares of Series B Preferred Stock for 5,200,000 shares of common stock, and warrants to purchase 4,200,000 shares of common stock exercisable at $0.25 per share. The warrants expire on April 1, 2008, and may not be exercised to the extent any beneficial owner of the warrants would, after exercise, own more than 4.99% of the issued and outstanding common stock of Gaming.

         The Company entered into a Management Services Agreement dated May 12, 2003 (the "Agreement") with Golden Win Win Cambodia, Inc. ("Golden WinWin"), an affiliate of the Company owned by Benjamin Perry, a director and the Chief Executive Officer of the Company. Golden WinWin and Mr. Perry hold a renewable and non-transferrable license granted by the Kingdom of Cambodia to conduct lotteries and lotto 6/94 in Cambodia for a term of three years, expiring in August 2005. The income from these operations is subject to governmental regulation and reports, and to payments to the National Treasury of Cambodia, as follows:

                    1st year to 5th year. . . . . . . . . . . . . . . . . .10%
                    6th year to 10th year . . . . . . . . . . . . . . . . .12%
                    11th year to 15th year. . . . . . . . . . . . . . . . .13%
                    16th year to 25th year. . . . . . . . . . . . . . . . .15%

         The Company agreed to manage the lottery operations licensed to Golden WinWin and Mr. Perry in Cambodia under the terms of the Agreement as an independent contractor. In consideration of its services, the Company will be entitled to 51% of the net profits, and to be reimbursed for its start-up costs. The initial term of the Agreement is for one year, and is automatically renewable each year unless 30 days' prior notice of termination is provided by either party to the Agreement.

         Golden WinWin has leased office facilities in Phnom Penh, Cambodia, in anticipation of lottery and lotto 6/94 operations.

         The Company began lottery operations in Cambodia on May 15, 2003.

                                  WINWIN, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002

NOTE 5:  SUBSEQUENT EVENTS/GOING CONCERN CONSIDERATIONS (CONTINUED)

         Gaming entered into a financing agreement with Arthur Petrie, a former shareholder of WinWin, Inc., pursuant to which Mr. Petrie will purchase up to $2.5 million of the Company's 10% Subordinated Secured Debentures, due December 31, 2006. The Debentures are subordinated to Gaming's Senior Secured Debentures, and are secured by substantially all of the assets of Gaming, including a second priority security interest in the capital stock of WinWin Acquisition Corp., and is guaranteed by WinWin Acquisition Corp. and WinWin, Inc. The guarantee by WinWin Acquisition Corp. and WinWin, Inc. is secured by a first priority security interest in all assets of those respective companies. The default provision of the Subordinated Debentures are substantially the same as the default provisions of Gaming's Senior Secured Debenture, and the Subordinated Debenture is convertible at the option of the holder at any time into common stock at a conversion rate equal to the average closing price of Gaming's common stock for the twenty trading days prior to the conversion date.

                      WINWIN GAMING, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
                      PRO FORMA CONSOLIDATED BALANCE SHEET

                                                                    December 31,
                                                                        2002
                                                                   -------------
              ASSETS
              ------
CURRENT ASSETS
         Cash in bank                                              $          0
         Stock subscription receivable                                    1,000
         Accounts receivable - employees                                  5,475
                                                                   -------------

                    TOTAL CURRENT ASSETS                                  6,475

EQUIPMENT                                                                 6,026
                                                                   -------------

                                                                   $     12,501
                                                                   =============

           LIABILITIES & STOCKHOLDERS' DEFICIT
           -----------------------------------
CURRENT LIABILITIES
         Accounts payable                                          $    413,603
         Accrued expenses                                               469,865
         Payable to related entity                                      150,000
         Loans payable                                                  159,600
         Convertible debentures                                       1,175,000
                                                                   -------------

                    TOTAL CURRENT LIABILITIES                         2,368,068

STOCKHOLDERS' DEFICIT
         Preferred stock, issuable in series, $1,000 par value,
           10,000,000 authorized shares
             Series A convertible voting preferred stock,
                $1,000 par value, 25,000 shares authorized;
                  None issued and outstanding                                 0
             Series B convertible non-voting preferred stock,
                $1,000 par value, 25,000 shares authorized;
                  1,350 issued and outstanding                        1,350,000
             Series C convertible non-voting preferred stock,
                $1,000 par value, 25,000 shares authorized;
                  None issued and outstanding                                 0
         Common stock, $0.01 par value,
           50,000,000 authorized shares;
             18,547,960 issued and outstanding                          185,480
         Additional paid in capital                                  18,994,114
         Accumulated deficit                                        (22,885,161)
                                                                   -------------

                    TOTAL STOCKHOLDERS' DEFICIT                      (2,355,567)
                                                                   -------------

                                                                   $     12,501
                                                                   =============

                      WINWIN GAMING, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                                                    December 31,
                                                                        2002
                                                                   -------------
General and administrative expenses                                $ (1,115,893)
Amortization of goodwill                                               (348,622)
                                                                   -------------
                              NET OPERATING LOSS                     (1,464,515)

Other Income (expenses)
         (Loss) from discontinued operations                         (1,525,513)
         Net (loss) on disposal of subsidiary                        (1,465,029)
         Interest expense                                              (319,429)
                                                                   -------------

                    NET LOSS BEFORE INCOME TAXES                     (4,774,486)

Income tax expense                                                            0
                                                                   -------------

                                        NET LOSS                   $ (4,774,486)
                                                                   =============

Basic and diluted net (loss) per weighted
         average share
           Net operating loss                                      $      (0.10)
           Discontinued operations                                        (0.16)
                                                                   -------------

                                           TOTAL                   $      (0.26)
                                                                   =============

Weighted average number of common shares used to
         compute net income per weighted average share               18,546,235
                                                                   ======-======

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2003                WinWin Gaming, Inc.
                                   a Delaware corporation

                                   /s/ Patrick Rogers
                                   --------------------------------------
                                   Patrick Rogers, Secretary